Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                               18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of BUCS Financial Corp. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herbert
J. Moltzan, Principal Executive Officer and Principal Accounting and Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Herbert J. Moltzan
-------------------------------------
Herbert J. Moltzan
President and Chief Executive Officer
(Principal Executive Officer and
 Principal Accounting and Financial Officer)


August 13, 2002